Exhibit 10.5

LORDSTOWN MOTORS CORP.

2019 INCENTIVE COMPENSATION PLAN

(Effective September 1, 2019)

LORDSTOWN MOTORS CORP.

2019 INCENTIVE COMPENSATION PLAN

TABLE OF CONTENTS

1.	Purpose		1
2.	Definitions		1
3.	Administration		5
	3.1	Committees of the Board	5
	3.2	Committee Procedures	5
	3.3	Authority of the Committee	5
	3.4	Committee Liability	5
4.	Eligibility		5
5.	Stock Subject to Plan		5
	5.1	Basic Limitation	5
	5.2	Additional Shares	6
6.	Terms and Conditions of Grants		6
	6.1	Form and Amount of Stock Grant	6
	6.2	Stock Grant Agreement	6
	6.3	Exercisability	6
	6.4	Vesting	6
	6.5	Duration of Stock Grant	6
	6.6	Purchase Price	6
	6.7	Effect of Change in Control	7
	6.8	Rights as Stockholder	7
7.	Terms and Conditions of Options		7
	7.1	Stock Option Agreement	7

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	7.2	Number of Shares; Nature of Option	7
	7.3	Purchase Price	7
	7.4	Exercisability	8
	7.5	Vesting	8
	7.6	Early Exercise	8
	7.7	Effect of Change in Control	8
	7.8	Term	8
	7.9	Exercise of Options on Termination of Service	8
	7.10	No Rights as Stockholder	9
	7.11	Modification, Extension and Assumption of Options	9
8.	Cash Awards		9
	8.1	Granting of Cash Awards	9
9.	Forms of Payment		9
	9.1	General Rule	9
	9.2	Surrender of Stock	9
	9.3	Promissory Notes	9
	9.4	Cashless Exercise	9
	9.5	Other Forms of Payment	10
10.	Adjustments upon Changes in Common Stock		10
	10.1	General	10
	10.2	Merger, Consolidation or Other Reorganization	10
	10.3	Reservation of Rights	10
11.	Withholding Taxes		11
	11.1	General	11
	11.2	Stock Withholding	11

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	11.3	Cashless Exercise/Pledge	11
	11.4	Other Forms of Payment	11
12.	Legal Requirements		11
	12.1	Restrictions on Issuance	11
	12.2	Restrictions on Transfer	11
	12.3	Financial Reports	11
13.	Assignment or Transfer of Awards		12
	13.1	General	12
	13.2	Trusts	12
14.	No Employment Rights		12
15.	Duration and Amendments		12
	15.1	Term of the Plan	12
	15.2	Right to Amend or Terminate the Plan	12
	15.3	Effect of Amendment or Termination	13
16.	Code Section 409A Compliance		13
17.	Execution		13

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LORDSTOWN MOTORS CORP.

2019 INCENTIVE COMPENSATION PLAN

1.                  Purpose. The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for the direct grant or sale of Shares of the Company’s Stock for the grant of Options to purchase Shares of the Company’s Stock and for the granting of cash awards under the Plan. Options granted under the Plan may include Nonstatutory Stock Options as well as Incentive Stock Options intended to qualify under Section 422 of the Code. While this Plan is intended to satisfy Rule 701 under the Securities Act and the DGCL, Options may be granted and Shares may be awarded or sold under this Plan in reliance upon other federal and state securities law exemptions and to the extent another exemption is relied upon, the terms of this Plan which are required only because of Rule 701 or the DGCL need not apply to the extent provided by the Board in the Stock Option Agreement or Stock Grant Agreement, as the case may be.

2.                  Definitions. The following terms shall have the meanings set forth in this Section 2.

“Award” shall mean any right awarded under the Plan, including a Stock Grant, an Incentive Stock Option, a Non-qualified Stock Option or a Cash Award.

“Board” shall mean the Board of Directors of the Company, as constituted from time to time.

“Cash Award” shall mean an Award denominated in cash that is granted under Section 8 of the Plan.

“Cash Award Agreement” shall mean the agreement between the Company and a Cash Award Recipient that contains the terms, conditions and restrictions pertaining to a Cash Award.

“Cash Award Recipient” shall mean the holder of a Cash Award.

“Cause” shall mean the reasons for terminating a Key Contributor’s Service, as set forth in a Stock Option Agreement, Stock Acquisition Agreement, Cash Award Agreement or Employment Agreement between the Company and such Key Contributor.

“Change in Control” shall mean:

(a)           One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b)          A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(c)           One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean a committee consisting of one or more members of the Board that is appointed by the Board to administer the Plan under Section 3.

“Common-Law Employee” shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or a Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Common-Law Employee for that period, even if any person, court or government agency determines, retroactively, that such individual is or was a Common-Law Employee during all or any portion of that period.

“Company” shall mean Lordstown Motors Corp., a Delaware corporation. “Consultant” shall mean an individual who performs bona fide Service other than as a Common-Law Employee, a member of the Board, or a member of the board of directors of a Subsidiary.

“DGCL” shall mean the Delaware General Corporation Law (Title 8, Chapter 1 of the Delaware Code), as amended.

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the determination of the market price of Shares of the Company’s Stock made by the Board, which in all cases shall be conclusive and binding on all persons in accordance with the following guidelines:

(a)           If the Shares are traded over-the-counter on the Valuation Date but are not traded on the Nasdaq Stock Market or the Nasdaq National Market System, the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for the Valuation Date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(b)           If the Shares are traded over-the-counter on the Valuation Date and are traded on the Nasdaq Stock Market or the Nasdaq National Market System, the Fair Market Value shall be equal to the last-transaction price quoted for the Valuation Date by the Nasdaq Stock Market or the Nasdaq National Market;

(c)           If the Shares are traded on a stock exchange on the Valuation Date, the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for the Valuation Date; and

(d)           If none of the foregoing provisions is applicable, the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate.

“Grantee” shall mean the holder of a Stock Grant.

“Incentive Stock Option” shall mean an incentive stock option described in Section 422(b) of the Code.

“Key Contributor” shall mean: (i) an individual who is a Common-Law Employee of the Company, a Parent or a Subsidiary; (ii) a member of the Board, including (without limitation) a Non-Employee Director, or an affiliate of a member of the Board; (iii) a member of the board of directors of a Subsidiary; or (iv) a Consultant.

“Non-Employee Director” shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary and who is otherwise not disqualified from being a “non-employee director,” as set forth in Rule 16b-3 promulgated under the Exchange Act.

“Nonstatutory Stock Option” shall mean a stock option that is not an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or Nonstatutory Stock Option granted under the Plan entitling the holder to purchase Shares.

“Optionee” shall mean holder of an Option.

“Parent” shall have the meaning set forth in Section 424(e) of the Code.

“Participant” shall mean an individual or estate that holds an Option, Stock Grant or Cash Award.

“Plan” shall mean this 2019 Incentive Compensation Plan of Lordstown Motors Corp.

“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Share” shall mean one share of Stock, as adjusted in accordance with Section 9 of the Plan.

“Service” shall mean any service that the Company employs or engages a Person to perform.

“Stock” shall mean the Company’s common stock.

“Stock Acquisition Agreement” shall mean the agreement between the Company and a person who acquires Shares under the Plan whether pursuant to an Option or a Stock Grant.

“Stock Grant” shall mean a right to acquire Shares under the Plan other than by the exercise of an Option.

“Stock Grant Agreement” shall mean the agreement between the Company and a Grantee that contains the terms, conditions and restrictions pertaining to a Stock Grant.

“Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to an Option.

“Subsidiary” shall have the meaning set forth in Section 424(f) of the Code.

“Ten Percent Stockholder” shall mean an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied and “outstanding stock” shall include all stock actually issued and outstanding immediately after granting of an Option or Stock Grant, but shall not include Shares authorized for issuance under outstanding Options held by a Key Contributor or by any other person.

“Total and Permanent Disability” shall mean a Key Contributor’s inability to effectively perform the essential functions of his job by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for not less than 90 consecutive days or 125 non-consecutive days, in either case during any 12-month period, and in any case as determined in good faith by an independent doctor selected in good faith by the Board of Directors and mutually acceptable to the Key Contributor.

“Valuation Date” shall mean the date on which the Fair Market Value of Shares is determined.

“W-2 Payroll” shall mean the mechanism or procedure the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Internal Revenue Service Form W-2 to the individual. “W-2 Payroll” does not include any mechanism or procedure which results in the issuance of any Internal Revenue Service form other than Form W-2 to an individual, including, but not limited to, Form 1099. Whether a mechanism or procedure constitutes “W-2 Payroll” shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and such determination shall be conclusive and binding on all persons.

3.             Administration.

3.1           Committees of the Board. The Plan shall be administered by the Board (which, in the absence of a specific designation of a committee, shall be the Committee); however, any or all administrative functions otherwise exercisable by the Board may be delegated to a Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee. If a Committee has been appointed, any reference to the Board in the Plan shall be construed as a reference to the Committee to whom the Board has assigned a particular function. If the Stock becomes publicly traded, the Board may appoint a Committee which, if appointed, shall be comprised solely of two or more Non-Employee Directors (although Committee functions may be delegated to officers to the extent the Options or Stock Grants are made to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act).

3.2           Committee Procedures. The Board shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

3.3           Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. The Committee has authority to determine, in its sole discretion, to whom, and the time or times at which, Options, Stock Grants or Cash Awards may be made and the number of Shares subject to each Option or Stock Grant or the amount of any Cash Award. The Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for Plan administration. All decisions, interpretations and other actions of the Committee shall be final, conclusive and binding on all parties who have an interest in the Plan or any Option or Shares issued thereunder.

3.4            Committee Liability. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

4.             Eligibility. Only Key Contributors shall be eligible for designation as Participants by the Board. In addition, only individuals who are Common-Law Employees shall be eligible for the grant of Incentive Stock Options.

5.             Stock Subject to Plan.

5.1           Basic Limitation. The Shares issuable under the Plan shall be authorized but unissued or reacquired Shares of Stock. The maximum number of Shares which may be issued under the Plan shall not exceed 200,000 Shares, subject to adjustment pursuant to Section 10. In any event, (i) the number of Shares subject to Options or Stock Grants outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan; and (ii) to the extent an award is made in reliance upon the exemption available under the DGCL, the number of Shares subject to Options or Stock Grants outstanding at any time under the Plan (together with other shares of Stock that must be aggregated for this purpose) shall not exceed the limitation imposed by the DGCL, if any. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Subject to adjustment in accordance with Section 10, no more than 150,000 shares of Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.

5.2           Additional Shares. If any outstanding Option or Stock Grant expires or is canceled, forfeited or otherwise terminated, the Shares allocable to the unexercised portion of such Option or Stock Grant shall again be available for issuance under the Plan. If Shares issued under the Plan are reacquired by the Company pursuant to any right of repurchase or right of first refusal, such Shares shall again be available for issuance under the Plan, except that the aggregate number of Shares that may be issued upon the exercise of Incentive Stock Options shall in no event exceed the number of Shares reserved for issuance pursuant to Section 5.1 plus the number of Shares that revert to the Plan pursuant to the first sentence of this Section 5.2, as adjusted pursuant to Section 10.

6.             Terms and Conditions of Grants.

6.1           Form and Amount of Stock Grant. Each Stock Grant shall specify the number of Shares that are subject to the Stock Grant. A Stock Grant may be awarded in combination with a Nonstatutory Stock Option and such a Stock Grant may provide that the Shares subject to the Stock Grant will be forfeited in the event that the related Nonstatutory Stock Option is exercised.

6.2           Stock Grant Agreement. Each Stock Grant shall be evidenced by a Stock Grant Agreement between the Grantee and the Company. Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan as the Board deems appropriate for inclusion in a Stock Acquisition Agreement. The provisions of the various Stock Grant Agreements entered into under the Plan need not be identical.

6.3           Exercisability. Each Stock Acquisition Agreement shall specify the conditions upon which the Stock Grant shall become exercisable, if applicable, which shall be determined by the Board in its sole discretion. If required by applicable law, however, including the DGCL or the regulations thereunder, each Stock Grant shall become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of the Stock Grant.

6.4           Vesting. Each Stock Grant shall specify the conditions upon which the Grantee’s rights in the Shares subject to the Stock Grant shall vest, which shall be determined by the Board in its sole discretion. If required by applicable law, however, including the DGCL or the regulations thereunder, the Shares subject to each Stock Grant shall vest no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of the Stock Grant.

6.5           Duration of Stock Grant. Any Stock Grant shall automatically expire thirty (30) days after the Stock Grant is communicated in writing to the Grantee if the Grantee does not, within such thirty (30) day period, accept the Stock Grant by signing the Stock Grant Agreement.

6.6           Purchase Price. The Purchase Price of Shares offered under a Stock Grant shall be established by the Board and set forth in the Stock Grant Agreement. In no event will the Purchase Price be less than the par value of a Share. The Purchase Price shall be payable in a form described in Section 9 or, in the discretion of the Board, in consideration for past services rendered to the Company or for its benefit.

6.7           Effect of Change in Control. The Board may determine at the time of making a Stock Grant or thereafter, that upon a Change in Control such Stock Grant shall become exercisable as to all or a portion of the Shares subject to the Stock Grant or that the vesting of a Grantee’s rights in all or a portion of the Shares subject to such Stock Grant shall be accelerated.

6.8           Rights as Stockholder. Holders of Shares acquired under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Stock Grant, however, may require that the holder of Shares acquired under such Stock Grant invest any cash dividends received in additional Shares. Such additional Shares shall be subject to the same conditions and restrictions as the Shares with respect to which the dividends were paid. Such additional Shares shall not reduce the number of Shares available for issuance under the Plan.

7.             Terms and Conditions of Options.

7.1           Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

7.2           Number of Shares; Nature of Option. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number of Shares in accordance with Section 10. The Stock Option Agreement shall also specify whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7.2, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

7.3           Purchase Price. The Purchase Price of Shares subject to an Option shall be established by the Board and set forth in a Stock Option Agreement. The Purchase Price of Shares subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value (110% for Ten Percent Stockholders) on the date the Option is granted. The Purchase Price of Shares subject to a Nonstatutory Stock Option shall not be less than 100% of the Fair Market Value on the date the Option is granted. In no event shall the Purchase Price be less than the par value of a Share. The Purchase Price shall be payable in a form described in Section 9. Notwithstanding the foregoing, an Option may be granted with a Purchase Price lower than that prescribed in this Section 7.3 if the Option grant is attributable to the issuance or assumption of an option in a transaction to which Section 424(a) of the Code applies.

7.4           Exercisability. Each Stock Option Agreement shall specify the date when the Option becomes exercisable, which shall be determined by the Board in its sole discretion. If required by applicable law, however, including the DGCL or the regulations thereunder, Options granted to Key Contributors who are not officers shall become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date the Option is granted.

7.5           Vesting. Each Stock Option Agreement shall specify the date or events upon which the Optionee’s rights in the Shares subject to the Option shall vest, which shall be determined by the Board in its sole discretion. If required by applicable law, however, including the DGCL or the regulations thereunder, Shares subject to Options granted to Key Contributors who are not officers shall vest no less rapidly than the rate of 20% per year for each of the first five (5) years from the date the Option is granted.

7.6           Early Exercise. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested (i.e., make an “early exercise”), subject to the Company’s right to repurchase Shares acquired under the Option. The Company’s right to repurchase Shares shall lapse at the same rate as the Optionee’s rights in the Shares would have vested in accordance with Section 7.5 had there been no early exercise. If required by applicable law, including the DGCL or the regulations thereunder, the Company’s right to repurchase Shares may be exercised only within ninety (90) days after the later of (i) the termination of the Optionee’s Service or (ii) the date of exercise of the Option, and in any event for cash or for cancellation of indebtedness incurred in purchasing the Shares.

7.7           Effect of Change in Control. The Board may determine, at the time of granting an Option or thereafter, that upon a Change in Control such Option shall become exercisable as to all or a portion of the Shares subject to the Option or that the vesting of an Optionee’s rights in all or a portion of the Shares subject to such Option shall be accelerated.

7.8           Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years from the date of grant. In the case of a Nonqualified Stock Option, the term of the Option shall not exceed ten (10) years from the date of the grant. Subject to the preceding sentence, the Board in its sole discretion, shall determine when an Option will expire.

7.9           Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Optionees, and may reflect distinctions based on the reasons for termination of Service. If required by applicable law, however, including the DGCL or the regulations thereunder, each Stock Option Agreement shall provide the Optionee with the right to exercise the Option following the Optionee’s termination of Service during the Option term (x) for at least thirty (30) days if termination of Service is due to any reason other than Cause, death or Total and Permanent Disability, and (y) for at least six (6) months after termination of Service if due to death or Total and Permanent Disability.

7.10          No Rights as Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares subject to an Option until such person becomes entitled to receive such Shares by delivering to the Company a signed Stock Acquisition Agreement and any other agreements required to be delivered pursuant to such Stock Acquisition Agreement and paying the Purchase Price pursuant to the terms of such Option.

7.11         Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Purchase Price. The foregoing notwithstanding and except as set forth in Section 10.2, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

8.              Cash Awards.

8.1            Granting of Cash Awards. The Committee may grant Cash Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Cash Awards may be subject to performance goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in a Cash Award Agreement.

9.              Forms of Payment.

9.1           General Rule. Except as otherwise provided in this Section 9, the entire Purchase Price shall be payable in cash or cash equivalents acceptable to the Company at the time of purchase.

9.2           Surrender of Stock. To the extent that a Stock Option Agreement or Stock Grant Agreement so provides, payment may be made wholly or in part with Stock that has already been owned by the Optionee or Grantee, or the representative of either, for such time period as may be specified by the Board and that is surrendered to the Company in good form for transfer. Such Stock shall be valued at Fair Market Value on the date when the new Shares are acquired under the Plan.

9.3           Promissory Notes. Unless expressly set forth in an applicable Stock Option Agreement or Stock Grant Agreement, and subject to express ratification by the Board, payment may not be made, wholly or in part, via use of promissory note or similar promise to pay. The interest rate and other terms and conditions of such note shall be determined by the Board. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Grantee until such note is paid in full, unless otherwise provided in the Stock Option Agreement, Stock Grant Agreement or Stock Acquisition Agreement.

9.4           Cashless Exercise. To the extent provided in a Stock Option Agreement or Stock Grant Agreement, if a public market for the Stock exists, payment may be made by delivery (on a form acceptable to the Board) of an irrevocable direction to a securities broker to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Purchase Price.

9.5           Other Forms of Payment. To the extent provided in a Stock Option Agreement or Stock Grant Agreement, and subject to express approval by the Board, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

10.           Adjustments upon Changes in Common Stock.

10.1          General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a combination or consolidation of the outstanding Stock into a lesser number of shares, a recapitalization, a reclassification of the outstanding Stock or such other event as the Board may determine necessitates an adjustment be made, the Board shall make appropriate adjustments, subject to the limitations set forth in Section 10.3, in one or more of (i) the number of Shares of Stock available for future grants of Options or Stock Grants, (ii) the number of Shares of Stock covered by each outstanding Option or Stock Grant or (iii) the Purchase Price of Shares subject to an Option or offered under a Stock Grant.

10.2          Merger, Consolidation or Other Reorganization. If the Company is a party to a merger, consolidation or other corporate reorganization, outstanding unexercised Options shall be subject to the terms and conditions of the agreement between the Company and the other party to such merger, consolidation or reorganization and such Options may be assumed, substituted, modified or cancelled, without the consent of any Optionee, as the Board, in its sole discretion, may determine. By way of example only, and not in limitation of the Board’s authority, any such agreement may provide for any of the following:

(i)              The continuation of such outstanding Options by the Company (if the Company is the surviving corporation); or

(ii)             The assumption of the Plan and such outstanding Options by the surviving corporation or its parent; or

(iii)            The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

(iv)            The cancellation of the outstanding Options of the Company (if the Company is not the surviving corporation).

10.3        Reservation of Rights. Except as set forth in Section 10.1, an Optionee or Grantee shall have no rights by reason of (i) any subdivision or consolidation of shares of Company stock of any class, (ii) the payment of any dividend by the Company, or (iii) any other increase or decrease in the number of shares of Company stock of any class. Except as set forth in Section 10.1, any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Option, the number of Shares subject to any Stock Grant and/or the Purchase Price under any Option or Stock Grant. The grant of an Option or a Stock Grant pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or reorganize or to dissolve or liquidate or sell, transfer or otherwise dispose of all or any part of its business, assets or securities.

11.           Withholding Taxes.

11.1         General. To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

11.2         Stock Withholding. The Committee may permit a Participant to satisfy all or part of the withholding or income tax obligations by having the Company withhold all or a portion of any Shares of Stock that otherwise would be issued or by surrendering all or a portion of any Shares of Stock previously acquired. Shares of Stock that are withheld or surrendered pursuant to this Section 11 shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares of Stock to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

11.3         Cashless Exercise/Pledge. The Committee may provide that if Company Shares of Stock are publicly traded at the time of exercise, arrangements may be made to meet the Optionee’s withholding obligation by cashless exercise or pledge.

11.4         Other Forms of Payment. The Committee may permit such other means of tax withholding as it determines to be appropriate.

12.           Legal Requirements.

12.1         Restrictions on Issuance. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval of or a favorable ruling from any governmental agency that the Company determines to be necessary or advisable.

12.2         Restrictions on Transfer. If the Company or any managing underwriter of an offering of securities of the Company so determines, no Shares issued upon exercise of a Stock Grant or an Option may be sold or otherwise transferred or disposed of during a period of up to one hundred eighty (180) days following the effective date of a registration statement covering securities of the Company filed under the Securities Act. Any Shares issued upon exercise of a Stock Grant or an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Stock generally.

12.3         Financial Reports. To the extent required to comply with the DGCL or the regulations thereunder, not less often than annually the Company shall furnish to Optionees and Grantees summary financial information, including a balance sheet, regarding the Company’s financial condition and results of operations, unless such Optionees or Grantees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

13.           Assignment or Transfer of Awards.

13.1        General. No Stock Grant, Option or Cash Award shall be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing:

(i)              while the Shares are subject to the DGCL, Grantees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution; and

(ii)              Incentive Stock Options may not be transferred or alienated in any way.

13.2         Trusts. Neither this Section 13 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Shares to (i) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant’s death, or (ii) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Acquisition Agreement, as if such trustee were a party to such Stock Acquisition Agreement.

14.           No Employment Rights. No provision of the Plan, nor any Option, Stock Grant or Cash Awards shall be construed to give any person any right to become, to be treated as, or to remain a Key Contributor. The Company and its Subsidiaries reserve the right to terminate any Key Contributor’s employment at any time and for any reason or for no reason, with or without Cause.

15.           Duration and Amendments.

15.1         Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Options, Stock Grants or Cash Awards granted within such twelve (12) month period shall be null and void, and no additional Options, Stock Grants or Cash Awards shall be granted after the expiration of such twelve (12) month period. The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Section 15.2 below.

15.2         Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

15.3         Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option or Stock Grant granted prior to such termination. Except as may be permitted under Section 10.2, the termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or Option or Stock Grant previously granted under the Plan, or the payment of any Cash Awards granted prior to the effective date of the termination.

16.            Code Section 409A Compliance. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Any payments under the Plan which constitute deferred compensation subject to Code Section 409A and which are payable upon or following a Participant’s termination of employment or Services shall only be payable following the Participant’s “separation from service” within the meaning of Treasury Regulation §1.409A-1(h). Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s separation from service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.           Execution. To record the adoption of the Plan, the Company has caused its authorized officer to execute the same.

LORDSTOWN MOTORS CORP.

By:	/s/ Stephen S. Burns

Its:	Chief Executive Officer

AMENDMENT NO. 1

TO

LORDSTOWN MOTORS CORP.

2019 INCENTIVE COMPENSATION PLAN

The Lordstown Motors Corp. 2019 Incentive Compensation Plan effective September 1, 2019 (the “Plan”), was amended to decrease the shares of Common Stock, $0.001 par value per share (the “Shares”), available under Section 5.1 of the Plan to 100,000 Shares. The Board approved the decrease to the number of Shares on February 14, 2020:

1.       Definitions

All capitalized terms used in this Amendment No. 1 which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

2.       Shares Available for Options

Section 5.1 of the Plan is hereby amended and restated as follows:

“Basic Limitation. The Shares issuable under the Plan shall be authorized but unissued or reacquired Shares of Stock. The maximum number of Shares which may be issued under the Plan shall not exceed 100,000 Shares, subject to adjustment pursuant to Section 10. In any event, (i) the number of Shares subject to Options or Stock Grants outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan; and (ii) to the extent an award is made in reliance upon the exemption available under the DGCL, the number of Shares subject to Options or Stock Grants outstanding at any time under the Plan (together with other shares of Stock that must be aggregated for this purpose) shall not exceed the limitation imposed by the DGCL, if any. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Subject to adjustment in accordance with Section 10, no more than 100,000 shares of Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.”

3.       Effective Date; Construction

The effective date of this Amendment No. 1 is February 14, 2020, and this Amendment No. 1 shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this Amendment No. 1, the provisions of this Amendment No. 1 shall control. Except as modified by this Amendment No. 1, the Plan shall continue in full force and effect without change.

Doc. No.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

LORDSTOWN MOTORS CORP.

(“COMPANY”)

2019 STOCK PLAN

STOCK OPTION AGREEMENT

1.                  Notice of Stock Option Grant. You, the Optionee named below, have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Company’s 2019 Stock Plan (the “Plan”), as may be amended, and this Stock Option Agreement. Unless otherwise defined herein, capitalized terms used in this Stock Option Agreement shall have the same meanings as in the Plan. This Section 1 of this Stock Option Agreement sets forth the basic terms of your Option and your rights with respect to the Shares subject to the Option. These basic terms are subject to and are to be interpreted in accordance with the Plan and the Terms and Conditions attached hereto.

1.1	Date of Grant (mm/dd/yy): [INSERT DATE]

1.2	Optionee’s Name: [INSERT NAME]

1.3	Check Here if Optionee is a Ten Percent Stockholder:

Type of Option:	☒	Nonstatutory Stock Option

Incentive Stock Option[1]

1 If checked, then this Option is intended to be an “incentive stock option” within the meaning of Section 422A of the Internal Revenue Code. This Option shall be construed and exercised consistent with that intention. It is acknowledged that the United States Treasury Department may amend or modify from time to time its regulations governing “incentive stock options.” Accordingly, it is understood and agreed by the Optionee that the Company may amend or modify the Plan and this Agreement in any respect deemed by the Company to be necessary or desirable to comply with such regulations, as amended or modified from time to time or to meet the requirements for an “incentive stock option.”

1.3.1	Check Here if this is a Replacement Stock Option:

and identify Stock Option Agreement Replaced:

1.4	Number of Shares Subject to Option: [INSERT NUMBER]

1.5	Purchase Price per Share (USD): [INSERT STRIKE PRICE]

1.6	Time of Exercise:	☒	At the time and to the extent your rights have vested under Section 1.10

At any time after the Date of Grant (“Early Exercise”)

Other______________________________________________________________

1.7	Vesting Start Date (dd/mm/yy): [INSERT DATE]

1.8	Form of Payment for Exercise: as defined in Terms and Conditions Section 2.4.3

1.9	Vesting Schedule: Subject to Sections 2.1 and 2.2 of the Terms and Conditions, the Shares subject to the Option shall vest as follows:

1.9.1	34% of the Shares subject to the Option shall vest on the date hereof;
1.9.2	33% of the Shares subject to the Option shall vest on the first anniversary of the date hereof; and
1.9.3	33% of the Shares subject to the Option shall vest on the second anniversary of the date hereof.

Notwithstanding the foregoing, the Option granted hereunder will vest in full if there occurs with respect to the Company prior to the date the Option would become exercisable a Change in Control.

THE OPTION GRANTED HEREUNDER REPLACES AND SUPERSEDES ANY AND ALL OTHER RIGHTS, AGREEMENTS AND OPTIONS PREVIOUSLY PROMISED TO YOU BY THE COMPANY UNDER THE PLAN OR REFERENCED IN ANY EMPLOYMENT AGREEMENT OR OFFER LETTERS OR OTHERWISE TO ACQUIRE SECURITIES OF THE COMPANY UNDER THE PLAN. NOTWITHSTANDING THE FOREGOING, UNLESS EXPRESSLY STATED IN THIS AWARD, THIS OPTION DOES NOT REPLACE ANY OPTIONS PREVIOUSLY GRANTED TO YOU PURSUANT TO AN EXISTING AUTHORIZED AND FULLY EXECUTED STOCK OPTION AWARD.

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By signing below, you agree to all of the terms and conditions of the Plan and this Stock Option Agreement, including the attached Terms and Conditions and Stock Acquisition Agreement.

OPTIONEE

Print Name

Signature

LORDSTOWN MOTORS CORP.

By:
Stephen S. Burns, Chief Executive Officer

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2.       Terms and Conditions.

2.1	Vesting. Your rights in Shares subject to your Option vest during your Service as specified in Section 1.10 of this Stock Option Agreement. Vesting will cease if your Service terminates for any reason.

2.2	Service; Leaves of Absence. Your Service shall cease when you cease to be in Service as a Key Contributor, as determined in the sole discretion of the Board. For purposes of your Option, your Service does not terminate when you take a bona fide leave of absence that was approved by the Company in writing if the terms of the leave of absence provide for continued Service crediting or when continued Service crediting is required by applicable law. However, for purposes of determining whether your Option is entitled to Incentive Stock Option status, your Service will be treated as terminating ninety (90) days after your leave of absence began, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave of absence ends, unless you immediately return to active work. The Company determines which leaves of absence count toward Service and when your Service terminates for all purposes under the Plan.

2.3	Term of Option. Your Option expires on the day before the tenth (10th) anniversary of the Date of Grant (fifth (5th) anniversary for a Ten Percent Stockholder), and will expire earlier if your Service terminates as follows:

2.3.1	Regular Termination. If your Service terminates for any reason except Cause, death or Total and Permanent Disability, your Option will expire at the close of business at Company headquarters on the date thirty (30) days after the date your Service terminates. During that thirty (30) day period, you may exercise your Option with respect to Shares in which your rights were vested on the date your Service terminated.

2.3.2	Cause. If your Service terminates for Cause, your Option will expire at the close of business at Company headquarters on the date seven (7) days after the date your Service terminates. For purposes of this Section 2.3.2, "Cause" means any of the following: (i) "Cause" as defined in any employment agreement, engagement agreement or any other similar agreement between the Company and you and (ii) your breach of this Stock Option Agreement, which you do not cure within thirty (30) days of receiving written notice from the Company of such breach.

2.3.3	Death. If you die while in Service, your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six (6) month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

2.3.4	Total and Permanent Disability. If your Service terminates because of your Total and Permanent Disability, your Option will expire at the close of business at Company headquarters on the date six (6) months after the date your Service terminates. During that six (6) month period, you may exercise your Option with respect to Shares in which your rights were vested on the date of your Total and Permanent Disability. If your Total and Permanent Disability is not expected to result in death or to last for a continuous period of at least six (6) months, your Option will be eligible for Incentive Stock Option tax treatment only if it is exercised within three (3) months following the termination of your Service.

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2.4	Exercise of Option.

2.4.1	Restrictions on Exercise of Option and Transfer of Shares.

i)	By signing this Stock Option Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or the Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the Vesting Schedule set forth in Section 1.10 of this Stock Option Agreement, but shall only limit the periods during which this Option shall be exercisable.

ii)	If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of Option exercise that the Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

2.4.2	Method of Exercise. To exercise your Option, you must sign the Stock Acquisition Agreement, attached hereto as Exhibit A (the "Stock Acquisition Agreement"), and any Stockholders Agreement among the Company and its stockholders (as applicable, and as amended or modified from time to time, the "Stockholders Agreement"), and deliver the signed Stock Acquisition Agreement and Stockholders Agreement, together with full payment of the Purchase Price, to the Company at the address given on the Stock Acquisition Agreement. Without limitation, your Option and the Shares subject to your Option are subject to the terms and conditions of the Stock Acquisition Agreement and the Stockholders Agreement. Your exercise will be effective when the signed Stock Acquisition Agreement, the signed Stockholders Agreement and the Purchase Price are received by the Company. If someone else wants to exercise your Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

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2.4.3	Form of Payment. When you submit the Stock Acquisition Agreement and the Stockholders Agreement, you must include payment of the aggregate Purchase Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

i)	Your personal check, a cashier's check or a money order.

ii)	Shares of Stock which you have owned for six months and which are surrendered to the Company. The value of such Stock, determined as of the effective date of the Option exercise, will be applied to the Purchase Price.

iii)	To the extent that a public market for Stock exists as determined by the Company, by delivery (on a form approved by the Company) of an irrevocable direction to a securities broker to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Purchase Price.

2.4.4	Withholding Taxes. You will not be allowed to exercise your Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the exercise of the Option or the sale of Shares acquired upon exercise of your Option.

2.5	Exercise of Option Before Vesting ("Early Exercise"). If, under Section 1.8, you are permitted to exercise your Option before your rights are vested in accordance with Section 1.10, and you exercise your Option before full vesting, the vesting provisions set forth in Section 1.10 will apply to the Shares you acquire upon exercise of your Option. If you exercise your Option before your rights are vested, you should consider making an election under Section 83(b) of the Code (the "Section 83(b) Election"). The Section 83(b) Election must be filed within thirty (30) days after the date you acquire Shares in which your rights are not vested.

2.6	Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, you shall not, directly or indirectly, engage in any transaction prohibited by the underwriter, nor shall you sell, make any short sale of, contract to sell, transfer the economic risk of ownership in, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters. Such period of time shall not exceed one hundred eighty (180) days and may be required by the underwriter as a market condition of the offering. By signing this Stock Option Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. To enforce the provisions of this Section 2.6, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

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2.7	Transfer of Option. Prior to your death, only you may exercise your Option. You have no right to transfer or assign your Option. For instance, you may not sell your Option or use it as security for a loan. If you attempt to do any of these things, your Option will immediately become invalid. You may, however, dispose of your Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

2.8	No Retention Rights. Your Option does not give you the right to be retained by the Company (or any Subsidiary) in any capacity. The Company reserves the right to terminate your Service at any time and for any reason or for no reason, with or without Cause.

2.9	Stockholder Rights. You, or your estate or heirs, have no rights as a stockholder of the Company until you acquire Shares pursuant to the terms and subject to the conditions of the Stock Acquisition Agreement.

2.10	Adjustments to Common Stock. Your rights upon a stock split, a stock dividend or a similar change in the Company's Stock or upon a merger, consolidation or other reorganization of the Company are set forth in the Plan.

2.11	Non-Competition. You agree that, from and after the date hereof until the second anniversary of the date that you no longer own any Option or Shares, you will not, directly or indirectly, individually or as a shareholder, director, manager, member, officer, employee, agent, consultant or advisor of any Person: (i) acquire or hold any economic or financial interest in, act as a partner, member, shareholder, consultant, employee or representative of, render services to, or otherwise operate, engage in or hold an interest in any Person that engages in, or engages in the management or operation of any Person that engages in any business that competes with the Company Business (as defined herein); (ii) solicit orders from or seek or propose to do business with any customer or supplier of the business relating to the Company Business; or (iii) influence or attempt to influence any customer, supplier, employee, contractor, representative or advisor of the Company Business to curtail, terminate or refrain from maintaining its, his or her relationship with Company or any of its Subsidiaries. For purposes of this Section 2.11, "Company Business" shall mean the business in which the Company is engaged including, but not limited to, developing, designing and manufacturing battery-electric vehicles under 10,001 GVW, and related products and services.

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2.12	Remedy. You acknowledge and agree that the Company's remedy at law for any breach of any of your obligations under this Stock Option Agreement would be inadequate, and agree and consent that, to the extent permissible under applicable law, temporary and permanent injunctive relief may be granted in a proceeding that may be brought to enforce any provision of this Stock Option Agreement without the necessity of proof of actual damage or the posting of a bond or other security. Any provision of this Stock Option Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective, but only to the extent of such prohibition or unenforceability, without invalidating the other provisions hereof or without affecting the validity or unenforceability of such provision in any other jurisdiction.

2.13	Legends. All certificates representing the Shares issued upon exercise of your Option shall, where applicable, have endorsed thereon the following legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COMPANY COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE INITIAL REGISTRATION STATEMENT OF THE CORPORATION DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCKUP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK OPTION AGREEMENT DATED AS OF                                    ,               , A STOCK ACQUISITION AGREEMENT DATED AS OF AND                 A STOCKHOLDERS AGREEMENT DATED AS OF                       ,                   . COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE CORPORATE SECRETARY OF THE COMPANY.

2.14	Applicable Law. This Stock Option Agreement will be interpreted and enforced under the laws of the State of Delaware.

2.15	Incorporation of Plan by Reference. The text of the Plan is incorporated in this Stock Option Agreement by reference.

2.16	Tax Withholding. The Company can recover or withhold the applicable income tax on any taxable benefit arising to the Optionee in respect of stock options granted under this Stock Option Agreement, to comply with its tax withholding obligation under the tax regulations of the United States of America.

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2.17	Change in Control. If a Change in Control occurs and if the agreements effectuating the Change in Control do not provide for the assumption or substitution of your Option, you agree that the Company, in its sole and absolute discretion, may take either or both of the following actions to be effective as of the date of the Change in Control (or as of any other date fixed by the Company occurring within the thirty (30) day period immediately preceding the date of the Change in Control but only if such action remains contingent upon the consummation of the transaction resulting in a Change in Control) (such date referred to as the "Action Effective Date"):

2.17.1	unilaterally cancel this Option in exchange for:

i)	whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) which, in the aggregate, are equal in value to the Option Cash Out Amount (as defined herein); or

ii)	cash or other property equal in value to the Option Cash Out Amount; or

2.17.2	unilaterally cancel this Option after providing you a reasonable period (which period shall not be less than thirty (30) days) to exercise your Option.

"Option Cash Out Amount" means with respect to a Change in Control, the amount that would have been payable as of the Action Effective Date with respect to the unexercised portion of any Option if such Option had been exercised immediately prior to the Change in Control, as reasonably determined by the Board, less the aggregate option exercise price relating to the unexercised portion of such Option.

This Stock Option Agreement (including all Exhibits hereto) and the Plan constitute the entire understanding between you and the Company regarding your Option. Any other agreements, commitments or negotiations concerning your Option are superseded.

By signing this Stock Option Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 6 of the Stock Acquisition Agreement, entitled "Purchaser's Investment Representations," and that you can and hereby do make the same representations with respect to the grant of this Option.

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